Exhibit

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Legal Research Center, Inc., (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher R. Ljungkull, Chief [Executive/Financial] Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1945; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         By: /s/ Christopher R. Ljungkull
                                            -----------------------------
                                         August 12, 2002